Exhibit 99.1

BioCardia Announces New United States Patent for Helix Biotherapeutic Delivery System

Sunnyvale, Calif., June 25, 2025 – BioCardia®, Inc. [Nasdaq: BCDA], a global leader in cellular and cell-derived therapeutics for the treatment of cardiovascular and pulmonary diseases, today announces that the United States Patent Office has granted US Patent No. 12,311,127 titled “Radial and Trans-endocardial Delivery Catheter”.

US Patent No. 12,311,127 describes the Company’s minimally invasive interventional catheter systems to deliver biologic therapies to target sites in the heart. This minimally invasive delivery approach enables optimal, site specific treatment, minimizes off-target toxicities, and avoids the need for surgical access to the heart. The allowed patent protects BioCardia’s helical needle-tipped catheter technology platform, which the scientific literature supports is the safest1, 2 and most efficient3 approach for biotherapeutic delivery to the heart.

“The Helix catheter system underlies the safety and efficacy outcomes in our autologous CardiAMP Cell Therapy development program with potential to improve the lives of millions of patients with ischemic cardiomyopathies of heart failure and refractory angina” said Dr. Peter Altman, BioCardia CEO. “We are working diligently towards the separate approvals of the CardiAMP Cell Therapy as well as the Helix biotherapeutic delivery system it utilizes, as the latter empowers a seamless transition from bench to commercialization for partners.”

About BioCardia

BioCardia, Inc., headquartered in Sunnyvale, California, is a global leader in cellular and cell-derived therapeutics for the treatment of cardiovascular and pulmonary disease. CardiAMP® autologous and CardiALLO™ allogeneic cell therapies are the Company’s biotherapeutic platforms with three clinical stage product candidates in development. These therapies are enabled by its Helix biotherapeutic delivery and Morph® vascular navigation product platforms.

Forward Looking Statements

This press release contains forward-looking statements that are subject to many risks and uncertainties. Forward-looking statements include, among other things, references to the Company’s investigational product candidates and biotherapeutic delivery capabilities. These forward-looking statements are made as of the date of this press release, and BioCardia assumes no obligation to update the forward-looking statements.

We may use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey the uncertainty of future events or outcomes to identify these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained herein, we caution you that forward-looking statements are not guarantees of future performance and that our actual results may differ materially from the forward-looking statements contained in this press release. As a result of these factors, we cannot assure you that the forward-looking statements in this press release will prove to be accurate. Additional factors that could materially affect actual results can be found in BioCardia’s Form 10-K filed with the Securities and Exchange Commission on March 26, 2025, under the caption titled “Risk Factors,” and in our subsequently filed Quarterly Reports on Form 10-Q. BioCardia expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

1.	Raval AN and Pepine CJ. Clinical Safety Profile of Transendocardial Catheter Injection Systems: A Plea for Uniform Reporting, Cardiovasc Revasc Med, 2021.

2.	CardiAMP Cell Therapy Trial

3.	Mitsutake Y, Pyum WB, Rouy D, et al. Improvement of local cell delivery using Helix Transendocardial Delivery Catheter in a porcine heart, Int Heart J. 2017.

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Media Contact:
Miranda Peto, Investor Relations
Email: mpeto@BioCardia.com
Phone: 650-226-0120

Investor Contact:
David McClung, Chief Financial Officer
Email: investors@BioCardia.com
Phone: 650-226-0120